UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

AURINIA PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Canada	001-36421	46-4129078
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

#1203-4464 Markham Street
Victoria, British Columbia
V8Z 7X8
(250) 708-4272
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value	AUPH	The Nasdaq Stock Market LLC
Common Shares, without par value	AUP	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure
On February 24, 2021, the Company issued a press release announcing its fourth quarter and full year 2020 financial results and recent operational highlights. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events
The Company historically qualified as a “foreign private issuer” for purposes of reporting under the Securities Exchange Act of 1934, as amended (the Exchange Act) and filing registration statements under the Securities Act of 1933. As of the end of the Company’s second fiscal quarter in 2020, the Company ceased to qualify as a foreign private issuer and accordingly, effective as of January 1, 2021, the Company became obligated to file reports with the SEC as a “domestic issuer”. As a result of the Company’s status change, the Company was also required to change the accounting standards in which it prepares its financial statements from International Financial Reporting Standards (IFRS) to generally accepted accounting principles in the United States (U.S. GAAP).
In accordance with Canadian securities laws, the Company restated and re-filed its unaudited condensed consolidated financial statements, now prepared in accordance with U.S. GAAP, for the three months ended March 31, 2020 and 2019, for the three and six months ended June 30, 2020 and 2019, and for the three and nine months ended September 30, 2020 and 2019. Copies of these restated financial statements are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.
The information contained in this Current Report on Form 8-K under Item 7.01 and Item 8.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, is being furnished pursuant to Item 7.01 and Item 8.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01 and Item 8.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Title
99.1	Aurinia reports fourth quarter and full year 2020 financial results and recent operational highlights.
99.2	Unaudited condensed consolidated financial statements, prepared in accordance with U.S. GAAP, for the three months ended March 31, 2020 and 2019.
99.3	Unaudited condensed consolidated financial statements, prepared in accordance with U.S. GAAP, for the three and six months ended June 30, 2020 and 2019.
99.4	Unaudited condensed consolidated financial statements, prepared in accordance with U.S. GAAP, for the three and nine months ended September 30, 2020 and 2019.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 24, 2021

AURINIA PHARMACEUTICALS INC.

By:	/s/ Joseph Miller
Name:	Joseph Miller
Title:	Chief Financial Officer